SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 20, 2004
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit
10.1	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option granted with an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.2	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.3	Form of Employee Stock Option Agreement for an Incentive Stock Option granted with a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.4	Form of Employee Stock Option Agreement for an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.5	Form of Employee Stock Option Agreement for a Replacement Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.6	Form of Employee Restricted Stock Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.7	Form of Employee Restricted Stock Unit Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.8	Form of Non-Employee Director Stock Option Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.9	Abbott Laboratories 1996 Incentive Stock Program, as Amended

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

	By:	/s/ Thomas C. Freyman
Date: August 20, 2004		Thomas C. Freyman Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option granted with an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.2	Form of Employee Stock Option Agreement for a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.3	Form of Employee Stock Option Agreement for an Incentive Stock Option granted with a Non-Qualified Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.4	Form of Employee Stock Option Agreement for an Incentive Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.5	Form of Employee Stock Option Agreement for a Replacement Stock Option under the Abbott Laboratories 1996 Incentive Stock Program
10.6	Form of Employee Restricted Stock Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.7	Form of Employee Restricted Stock Unit Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.8	Form of Non-Employee Director Stock Option Agreement under the Abbott Laboratories 1996 Incentive Stock Program
10.9	Abbott Laboratories 1996 Incentive Stock Program, as Amended